CONSOLIDATED STAINLESS, INC.                                        Exhibit 99.1

Case No.: 97-02593JJF                                            ACCRUAL BASIS-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        for the month ending May 31, 1998

================================================================================

                                          Document     Previously  Explanation
Required Attachments:                     Attached     Submitted     Attached

1.  Tax Receipts                             (X)          ( )           ( )

2.  Bank Statements                          (X)          ( )           ( )

3.  Most recently filed                      ( )          (X)           ( )
    Income Tax Return

4.  Most recent Annual Financial             ( )          (X)           ( )
    Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PERPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Ronald J. Adams                        President/Chief Operating Officer
-----------------------------------    -----------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                          TITLE

Ronald J. Adams                                     June 16, 1998
-----------------------------------    -----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE

PREPARER:

/s/ Daniel A. Rashy                                  Controller
-----------------------------------    -----------------------------------------
SIGNATURE OF PREPARER                                   TITLE

Daniel A. Rashy                                     June 16, 1998
-----------------------------------    -----------------------------------------
PRINTED NAME OF PREPARER                                 DATE

All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

CONSOLIDATED STAINLESS, INC.     COMPARATIVE BALANCE SHEETS      ACCRUAL BASIS-2

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

=========================================================================================================
ASSETS                                                        MONTH              MONTH          MONTH
                                                            ---------------------------------------------
                                                 SCHEDULE                       APR 1998       MAY 1998
---------------------------------------------------------------------------------------------------------
1.    CASH                                                                         38,018         42,104
---------------------------------------------------------------------------------------------------------
2.    ACCOUNTS RECEIVABLE (NET)                                                 3,718,433      3,277,416
---------------------------------------------------------------------------------------------------------
3.    INVENTORY                                                                13,532,703     12,844,976
---------------------------------------------------------------------------------------------------------
4.    NOTES RECEIVABLE                                                            263,335        265,671
---------------------------------------------------------------------------------------------------------
5.    PREPAID EXPENSES*                                                           269,606        167,073
---------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                          2(a)                           495,066        500,050
---------------------------------------------------------------------------------------------------------
7.    TOTAL CURRENT ASSETS                                                     18,317,161     17,097,290
=========================================================================================================
8.    PROPERTY, PLANT & EQUIPMENT                                              20,103,179     20,084,710
---------------------------------------------------------------------------------------------------------
9.    LESS:  ACCUMULATED
       DEPRECIATION / DEPLETION                                                 5,525,757      5,638,110
---------------------------------------------------------------------------------------------------------
10.   NET PROPERTY, PLANT & EQUIPMENT                                          14,577,422     14,446,600
=========================================================================================================
11.   DUE FROM AFFILIATES & INSIDERS                                               49,023         49,182
---------------------------------------------------------------------------------------------------------
12.   INTANGIBLES (ATTACH LIST)                                                         -              -
---------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                          2(b)                           258,291        245,412
---------------------------------------------------------------------------------------------------------
14.   TOTAL ASSETS                                                             33,201,897     31,838,484
---------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
15.   ACCOUNTS PAYABLE                                                            172,541        137,855
---------------------------------------------------------------------------------------------------------
16.   TAXES PAYABLE                                                               138,929        159,040
---------------------------------------------------------------------------------------------------------
17.   NOTES PAYABLE                                                                     -              -
---------------------------------------------------------------------------------------------------------
18.   PROFESSIONAL FEES                                                           574,379        621,768
---------------------------------------------------------------------------------------------------------
19.   SECURED DEBT                                                              6,773,661      7,829,105
---------------------------------------------------------------------------------------------------------
20.   DUE TO AFFILIATES & INSIDERS                                                      -              -
---------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                          2(c)                           830,283      1,084,535
---------------------------------------------------------------------------------------------------------
22.   TOTAL POSTPETITION LIABILITIES                                            8,489,793      9,832,303
=========================================================================================================
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
23.   SECURED DEBT                                                             14,690,039     12,853,650
---------------------------------------------------------------------------------------------------------
24.   PRIORITY DEBT                                                               673,134        679,001
---------------------------------------------------------------------------------------------------------
25.   UNSECURED DEBT                                                           10,145,949     10,144,555
=========================================================================================================
26.   OTHER (ATTACH LIST)                          2(d)                           550,413        544,546
---------------------------------------------------------------------------------------------------------
27.   TOTAL PREPETITION LIABILITIES                                            26,059,535     24,221,752
=========================================================================================================
28.   TOTAL LIABILITIES                                                        34,549,328     34,054,055
=========================================================================================================
EQUITY
---------------------------------------------------------------------------------------------------------
29.   OWNERS' PREPETITION EQUITY                                                2,153,841      2,153,841
=========================================================================================================
30.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                                       (3,501,272)    (4,369,412)
=========================================================================================================
31.   TOTAL EQUITY (DEFICIT)                                                   (1,347,431)    (2,215,571)
=========================================================================================================
32.   TOTAL LIABILITIES & OWNERS' EQUITY                                       33,201,897     31,838,484
=========================================================================================================

* Of this amount $225,430 and $90,226 represent prepaid inventory for April 1998 and May 1998, respectively.

CONSOLIDATED STAINLESS, INC.        OTHER CURRENT ASSETS      ACCRUAL BASIS-2(a)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                            MONTH          MONTH        MONTH
                                         ---------------------------------------
                                                          APR 1998     MAY 1998
--------------------------------------------------------------------------------
OTHER RECEIVABLES                                           97,024      102,008
--------------------------------------------------------------------------------
DEFERRED FINANCING COSTS (NET)                                   -            -
--------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                      398,042      398,042
--------------------------------------------------------------------------------
   TOTAL OTHER CURRENT ASSETS                              495,066      500,050
================================================================================

CONSOLIDATED STAINLESS, INC.          OTHER ASSETS            ACCRUAL BASIS-2(b)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                                MONTH       MONTH       MONTH
                                             -----------------------------------
                                                           APR 1998    MAY 1998
--------------------------------------------------------------------------------
SECURITY & MISCELLANEOUS DEPOSITS                            80,793      80,618
--------------------------------------------------------------------------------
RETAINER - SAUL, EWING, REMICK, & SAUL, LLP                  72,073      59,369
--------------------------------------------------------------------------------
RETAINER - GREENBERG, TRAURIG, HOFFMAN
LIPOFF, ROSEN & QUENTEL, PA                                  45,425      45,425
--------------------------------------------------------------------------------
RETAINER - BDO SEIDMAN, LLP                                  25,000      25,000
--------------------------------------------------------------------------------
RETAINER - GLICKSTEIN, LAVAL, CARRIS,
LEVITT, LOOMIS & DANTUMA, PA                                 10,000      10,000
--------------------------------------------------------------------------------
RETAINER - SLUSSER ASSOCIATES                                12,500      12,500
--------------------------------------------------------------------------------
RETAINER - GENESIS MERCHANT GROUP
SECURITIES, LLC                                              12,500      12,500
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                       258,291     245,412
================================================================================

CONSOLIDATED STAINLESS, INC.  OTHER POSTPETITION LIABILITIES  ACCRUAL BASIS-2(c)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                            MONTH          MONTH        MONTH
                                         ---------------------------------------
                                                          APR 1998     MAY 1998
--------------------------------------------------------------------------------
BOOK OVERDRAFT                                             104,270      242,588
--------------------------------------------------------------------------------
ACCRUED PAYROLL AND RELATED TAXES                          159,784      177,551
--------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE *                                 546,986      644,703
--------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                    19,243       19,693
--------------------------------------------------------------------------------
   TOTAL OTHER POSTPETITION LIABILITIES                    830,283    1,084,535
================================================================================

* Interest has been accrued for accounting purposes only.

CONSOLIDATED STAINLESS, INC.  OTHER PREPETITION LIABILITIES   ACCRUAL BASIS-2(d)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                             MONTH         MONTH        MONTH
                                          --------------------------------------
                                                          APR 1998     MAY 1998
--------------------------------------------------------------------------------
PROPERTY TAX ACCRUAL                                        17,655       11,788
--------------------------------------------------------------------------------
OTHER TAXES PAYABLE                                         14,561       14,561
--------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                    40,967       40,967
--------------------------------------------------------------------------------
DEFERRED CREDIT                                             35,730       35,730
--------------------------------------------------------------------------------
RESERVE FOR LITIGATION                                      30,500       30,500
--------------------------------------------------------------------------------
MISCELLANEOUS PAYABLES                                      12,958       12,958
--------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                      398,042      398,042
--------------------------------------------------------------------------------
   TOTAL OTHER PREPETITION LIABILITIES                     550,413      544,546
================================================================================

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-3

                      COMPARATIVE STATEMENTS OF OPERATIONS

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

====================================================================================================
REVENUES                                                    MONTH            MONTH           MONTH
                                                         -------------------------------------------
                                              COMMENTS                      APR 1998       MAY 1998
----------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                       1,973,037      1,470,943
----------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                              (51,631)      (138,695)
====================================================================================================
3.    NET REVENUE                                                          1,921,406      1,332,248
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.    BEGINNING INVENTORY                                                 14,734,878     13,532,703
----------------------------------------------------------------------------------------------------
5.    ADD: PURCHASES & CAPITALIZED OVERHEAD                                  440,190        396,337
----------------------------------------------------------------------------------------------------
6.    LESS: ENDING INVENTORY                                              13,532,703     12,844,976
----------------------------------------------------------------------------------------------------
7.    COST OF GOODS SOLD                                                   1,642,365      1,084,064
====================================================================================================
8.    GROSS PROFIT                                                           279,041        248,184
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                                          70,058         57,365
----------------------------------------------------------------------------------------------------
10.   DIRECT LABOR / SALARIES                                                276,285        243,794
----------------------------------------------------------------------------------------------------
11.   PAYROLL TAXES                                                           27,027         22,261
----------------------------------------------------------------------------------------------------
12.   RENT & LEASE EXPENSE                     [1]                            25,981         13,967
----------------------------------------------------------------------------------------------------
13.   INSURANCE                                                               52,998         47,452
----------------------------------------------------------------------------------------------------
14.   DEPRECIATION / DEPLETION / AMORTIZATION                                124,371        130,821
----------------------------------------------------------------------------------------------------
15.   GENERAL & ADMINISTRATIVE                                                56,491        121,236
====================================================================================================
16.   LESS: CAPITALIZED OVERHEAD                                            (194,395)      (221,983)
====================================================================================================
17.   TOTAL OPERATING EXPENSES                                               438,816        414,913
====================================================================================================
18.   OPERATING INCOME (LOSS)                                               (159,775)      (166,729)
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
19.   INTEREST INCOME                                                         (2,753)        (2,919)
----------------------------------------------------------------------------------------------------
20.   OTHER EXPENSES (ATTACH LIST)                                                 -              -
----------------------------------------------------------------------------------------------------
21.   INTEREST EXPENSE                                                       215,940        211,992
----------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                                       (586)          (811)
----------------------------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES                                            212,601        208,262
====================================================================================================
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
24.   PROFESSIONAL FEES                                                      249,589        191,719
----------------------------------------------------------------------------------------------------
25.   U.S. TRUSTEE FEES                                                         (166)        10,583
----------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                     Page 3(a)                      159,432        289,583
====================================================================================================
27.   TOTAL REORGANIZATION EXPENSES                                          408,855        491,885
----------------------------------------------------------------------------------------------------
28.   INCOME TAX                                                                 800          1,264
====================================================================================================
29.   NET PROFIT (LOSS)                                                     (782,031)      (868,140)
====================================================================================================

[1] Includes $9,161 and $9,084 of rent expense from facilities leased from insiders for April 1998 and May 1998, respectively.

CONSOLIDATED STAINLESS, INC.    OTHER REORGANIZATION COSTS    ACCRUAL BASIS-3(a)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                             MONTH         MONTH        MONTH
                                          --------------------------------------
                                                          APR 1998     MAY 1998
--------------------------------------------------------------------------------
TRAVEL                                                       1,725        2,665
--------------------------------------------------------------------------------
RESTRUCTURING COSTS                                        124,387      263,330
--------------------------------------------------------------------------------
RELOCATION COSTS                                            33,320       23,479
--------------------------------------------------------------------------------
GENERAL ADMINISTRATIVE COSTS                                     -          109
--------------------------------------------------------------------------------
   TOTAL OTHER REORGANIZATION COSTS                        159,432      289,583
================================================================================

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(a)

                                             Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                        Account No.: 2-703-791
                                             Account Type: Cash Collateral of Mellon Bank*
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                   47,222.12       30,252.62
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                       -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                        2,302,139.72    1,796,447.57
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                   -               -
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                   -               -
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                         39,457.40       29,672.54
==========================================================================================
7.  TOTAL RECEIPTS                                   -       2,341,597.12    1,826,120.11
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -       2,388,819.24    1,856,372.73
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
                       Revolving Line of Credit Pay Downs                    1,824,060.57
------------------------------------------------------------------------------------------
            5/15/98    Credit Card Merchant Fees                                    84.99
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

===========-----------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                             1,824,145.56
                                                                            ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)          32,227.17
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

* Funds in this account are to be used solely to pay down the balance owed on any outstanding indebtedness the Company may have to Mellon Bank. Funds are not available for operating purposes.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(b)

                                               Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                          Account No.: 2-953-131
                                               Account Type: Business Checking
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                 (178,895.54)    (104,269.63)
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                       -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                -               -
------------------------------------------------------------------------------------------
4.  REVOLVER ADVANCES                                        1,428,218.10    1,055,444.84
------------------------------------------------------------------------------------------
5.  OTHER (ATTACH LIST)                                         38,903.73            -
------------------------------------------------------------------------------------------
6.  ADJUSTMENT TO RECONCILE                                          -               -
==========================================================================================
7.  TOTAL RECEIPTS                                   -       1,467,121.83    1,055,444.84
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -       1,288,226.29      951,175.21
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
                       Auburndale (See Attached List)          4(b)(1)          71,787.19
------------------------------------------------------------------------------------------
                       Apopka (See Attached List)              4(b)(2)          17,091.60
------------------------------------------------------------------------------------------
                       California (See Attached List)          4(b)(3)          10,160.06
------------------------------------------------------------------------------------------
                       Acworth (See Attached List)             4(b)(4)           4,009.69
------------------------------------------------------------------------------------------
                       Jacksonville (See Attached List)        4(b)(5)          49,849.76
------------------------------------------------------------------------------------------
                       Lakeland (See Attached List)            4(b)(6)          23,390.94
------------------------------------------------------------------------------------------
                       Chicago (See Attached List)             4(b)(7)          23,855.37
------------------------------------------------------------------------------------------
                       Corporate (See Attached List)           4(b)(8)         422,547.66
------------------------------------------------------------------------------------------
                       Wires & Bank Debits (See Attached List) 4(b)(9)         572,043.20
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
            5/27/98    Void Check # 10502350 (written 1/19/98)                    (972.32)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                            1,193,763.15
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)       (242,587.94)
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(c)

                                               Bank: Merrill Lynch
Case No.: 97-02593JJF                          Account No.: 64A-07644
                                               Account Type: Cash & Money Fund
================================================================================
CASH RECEIPTS AND                                 MONTH      MONTH      MONTH
                                              ----------------------------------
DISBURSEMENTS                                             APR 1998    MAY 1998
--------------------------------------------------------------------------------
      1. CASH - BEGINNING OF MONTH                           40.06       40.32
--------------------------------------------------------------------------------
                                   RECEIPTS
--------------------------------------------------------------------------------
      2. CASH SALES                                             --          --
--------------------------------------------------------------------------------
      3. COLLECTION OF ACCOUNTS RECEIVABLE                      --          --
--------------------------------------------------------------------------------
      4. LOANS & ADVANCES (ATTACH LIST)                         --          --
--------------------------------------------------------------------------------
      5. SALE OF ASSETS                                         --          --
--------------------------------------------------------------------------------
      6. INTEREST INCOME                                      0.26        0.24
================================================================================
      7. TOTAL RECEIPTS                            --         0.26        0.24
================================================================================
      8. TOTAL CASH AVAILABLE                      --        40.32       40.56
================================================================================
                           CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------
 CHECK
 NUMBER    DATE                    PAYEE                    PURPOSE    AMOUNT
--------------------------------------------------------------------------------
                        N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------============
         TOTAL DISBURSEMENTS FROM BANK ACCOUNT                              --
                                                                    ============
         END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)     40.56
================================================================================

         Complete one form for each bank account. List disbursements made by cash on a separate form.

        Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(d)

                                               Bank: Great Western
Case No.: 97-02593JJF                          Account No.: 446-818297-7
                                               Account Type: Business Checking
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                      140.08          111.88
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                          -           31.95
------------------------------------------------------------------------------------------
3.  DEPOSIT PETTY CASH CHECK                                            -          411.48
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                      -               -
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                      -               -
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                                 -               -
==========================================================================================
7.  TOTAL RECEIPTS                                   -                  -          443.43
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -             140.08          555.31
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
      2007  5/12/98    Consolidated Stainless, Inc.            Transfer Dep.        31.95
------------------------------------------------------------------------------------------
            5/12/98    Withdrawal for Petty Cash                                   200.00
------------------------------------------------------------------------------------------
            5/30/98    Monthly Service Charge                                        8.20
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                  240.15
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)            315.16
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(e)

                                               Bank: NationsBank, N.A.
Case No.: 97-02593JJF                          Account No.: 010-333-0164
                                               Account Type: Business Checking
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                      (18.97)              -
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                          -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -               -
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                      -               -
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                      -               -
------------------------------------------------------------------------------------------
6.  BANK ADJUSTMENT to Close Account                                18.97               -
==========================================================================================
7.  TOTAL RECEIPTS                                   -              18.97               -
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -                  -               -
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                       -
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                 -
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(f)

                                               Bank: Huntington Nat'l Bank
Case No.: 97-02593JJF                          Account No.: 1603427364
                                               Account Type: Payroll
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                       76.24          109.81
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                          -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -               -
------------------------------------------------------------------------------------------
4.  DEPOSITS                                                   227,769.32      205,200.00
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                      -               -
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                            532.25        2,320.16
==========================================================================================
7.  TOTAL RECEIPTS                                   -         228,301.57      207,520.16
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -         228,377.81      207,629.97
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                       See Attached                                            205,117.28
------------------------------------------------------------------------------------------
            5/15/98    Service Charge                                               19.00
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                              205,136.28
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)          2,493.69
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(g)

                                               Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                          Account No.: 0215252138566
                                               Account Type: Payroll
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                       13.52               -
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                          -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -               -
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                      -               -
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                      -               -
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                                 -               -
==========================================================================================
7.  TOTAL RECEIPTS                                   -                  -               -
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -              13.52               -
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                       -
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                 -
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(h)

                                               Bank: SunTrust Bank, N. FL N.A.
Case No.: 97-02593JJF                          Account No.: 0288008734682
                                               Account Type: Business Checking
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                    1,595.98        1,280.98
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                          -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                              185.13          276.04
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                      -               -
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                      -               -
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                                 -               -
==========================================================================================
7.  TOTAL RECEIPTS                                   -             185.13          276.04
==========================================================================================
8.TOTAL CASH AVAILABLE                               -           1,781.11        1,557.02
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
      1006  5/22/98    Consolidated Stainless, Inc.            Transfer Dep        276.04
------------------------------------------------------------------------------------------
            5/29/98    Service Charge                                               15.00
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                  291.04
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)          1,265.98
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(i)

                                               Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                          Account No.: 0710629932410
                                               Account Type: Business Checking
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                      292.15          279.59
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                          -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   -          650.73
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                      -               -
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                      -               -
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                                 -           30.00
==========================================================================================
7.  TOTAL RECEIPTS                                   -                  -          680.73
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -             292.15          960.32
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
         8  5/6/98     Consolidated Stainless, Inc.            Transfer Dep        637.68
------------------------------------------------------------------------------------------
         9  5/11/98    Consolidated Stainless, Inc.            Transfer Dep          7.05
------------------------------------------------------------------------------------------
            5/29/98    Service Charge                                               13.64
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                  658.37
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)            301.95
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(j)

                                               Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                          Account No.: 0526001124765
                                               Account Type: Business Checking
==========================================================================================
CASH RECEIPTS AND                                  MONTH        MONTH           MONTH
DISBURSEMENTS                                  -------------------------------------------
                                                               APR 1998        MAY 1998
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                       (4.96)         512.60
------------------------------------------------------------------------------------------
                                         RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES                                                          -               -
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                              962.93           40.00
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                      -               -
------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                      -               -
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                          9,566.40        2,253.00
==========================================================================================
7.  TOTAL RECEIPTS                                   -          10,529.33        2,293.00
==========================================================================================
8.  TOTAL CASH AVAILABLE                             -          10,524.37        2,805.60
==========================================================================================

                                CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER     DATE                         PAYEE                PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
         5  5/1/98     Mellon Bank                             Transfer Dep        258.15
------------------------------------------------------------------------------------------
         6  5/15/98    Mellon Bank                             Transfer Dep      2,293.00
------------------------------------------------------------------------------------------
            5/29/98    Service Charge                                               13.34
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

============----------------------------------------------------------------==============
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                2,564.49
                                                                            ==============
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)            241.11
==========================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-7

Case No.:97-02593JJF

================================================================================
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
================================================================================
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

====================================================================================================
                                              INSIDERS
====================================================================================== CUMULATIVE
                                                         TYPE OF          AMOUNT         UNPAID
             NAME                    POSITION            PAYMENT           PAID          BALANCE
---------------------------------------------------------------------------------------------------
1.  See Accrual Basis-7(a)
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS TO INSIDERS
====================================================================================================

====================================================================================================
                                            PROFESSIONALS
====================================================================================================
                               TYPE            DATE OF COURT
                                OF           ORDER AUTHORIZING   AMOUNT      AMOUNT     TOTAL PAID
          NAME             PROFESSIONAL           PAYMENT       APPROVED      PAID       TO DATE
---------------------------------------------------------------------------------------------------
1.  Saul, Ewing, et. al.  debtor attorney           [1]          50,000.00   50,000.00   250,000.00
---------------------------------------------------------------------------------------------------
2.  Price Waterhouse, LLP creditor accountant       [1]          32,400.00   32,400.00    39,022.18
---------------------------------------------------------------------------------------------------
3.  Proskauer Rose, LLP   creditor attorney         [1]          25,800.00   25,800.00    50,625.93
---------------------------------------------------------------------------------------------------
4.  Morris, James, et al  creditor attorney         [1]           1,800.00    1,800.00     2,775.09
---------------------------------------------------------------------------------------------------
5.  BDO Seidman, LLP      debtor accountant         [1]          16,503.80   16,503.80    36,771.40
---------------------------------------------------------------------------------------------------
6.  Total Payments to Professionals                             126,503.80  126,503.80   379,194.60
====================================================================================================

====================================================================================================
ADEQUATE PROTECTION PAYMENTS
====================================================================================================
                                              SCHEDULED        AMOUNTS
                                               MONTHLY           PAID              TOTAL
                                               PAYMENTS         DURING             UNPAID
NAME OF CREDITOR                                 DUE            MONTH           POSTPETITION
---------------------------------------------------------------------------------------------------
1.  Phoenixcor, Inc.                           10,153.95      10,153.95                     -
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------------
8.          TOTAL                              10,153.95      10,153.95                     -
====================================================================================================

[1] Per court order dated December 16, 1997 authorizing the payment of Administrative Fees.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-7(a)

Case No.:97-02593JJF

====================================================================================================
                                              INSIDERS
====================================================================================== CUMULATIVE
                                                         TYPE OF          AMOUNT         UNPAID
             NAME                    POSITION            PAYMENT           PAID          BALANCE
---------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman           Salary           $ 17,307.70   13,221.12 [1]
---------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman           Auto Allowance      1,384.62           -
---------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman           Life Insurance      1,887.30           -
---------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director     Salary             10,961.54    3,966.38 [2]
---------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director     Auto Allowance      1,384.62           -
---------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director     Life Insurance      2,191.80           -
---------------------------------------------------------------------------------------------------
STEPHEN M. ADAMS                V.P.-Prod.             Salary             11,000.00           -
---------------------------------------------------------------------------------------------------
BURTON R. CHASNOV               Exec. V.P./C.F.O.      Salary              3,750.00           -
---------------------------------------------------------------------------------------------------
BURTON R. CHASNOV               Exec. V.P./C.F.O.      Auto Benefit          609.08           -
---------------------------------------------------------------------------------------------------
BURTON R. CHASNOV               Exec. V.P./C.F.O.      Rent                3,571.91           -
---------------------------------------------------------------------------------------------------
R & H PARTNERS                  N/A                    Rent                5,512.00           -
---------------------------------------------------------------------------------------------------
DAVID M. BARNES                 Director               Director Fee          500.00
---------------------------------------------------------------------------------------------------
Total Payments to Insiders                                              $ 60,060.57
===================================================================================================

[1] Represents 10% salary deferral beginning on December 15, 1997.

[2] Represents 5% salary deferral beginning on December 15, 1997.

                            LIST OF OMITTED SCHEDULES

1. Schedule of Cash Collateral of Mellon Bank Account Other Cash Receipts for the Period May 1, 1998 to May 31, 1998 (Account Number 2-703-791) [4(a)(1)]

2. Schedules of Mellon Bank Account Cash Disbursements for the Period May 1, 1998 to May 31, 1998 (Account Number 2-953-131):

      Auburndale          - 4(b)(1)
      Apopka              - 4(b)(2)
      California          - 4(b)(3)
      Acworth             - 4(b)(4)
      Jacksonville        - 4(b)(5)
      Lakeland            - 4(b)(6)
      Chicago             - 4(b)(7)
      Corporate           - 4(b)(8)
      Wires & Bank Debits - 4(b)(9)

3. Schedule of Huntington Bank Payroll Account Voided Check as of May 31, 1998 (Account Number 1603427364) [4(f)(1)]

4. Schedule of Huntington Bank Payroll Account Cash Disbursements for the Period May 1, 1998 to May 31, 1998 (Account Number 1603427364) [4(f)(2)]

5. Schedule of Suntrust Bank Other Receipts for the Period May 1, 1998 to May 31, 1998 (Account Number 0710629932410) [4(i)(1)]

6. Schedule of Suntrust Bank Other Receipts for the Period May 1, 1998 to May 31, 1998 (Account Number 0526001124765) [4(j)(1)]

7. Schedules of Accounts Receivable Aging, Post Petition Accounts Payable Aging, and Status of Post Petition Taxes as of May 31, 1998 [5]

8. Schedule of all Operating Bank Account Reconciliations and Cash on Hand as of May 31, 1998 [6(a) to 6(c)]

9. Schedule of Mellon Bank Account Last Checks Written as of May 31, 1998 (Account Number 2-953-131) [6(d)]

10. Schedule of Great Western Bank Account Reconciling Item as of May 31, 1998 (Account Number 446-818297-7) [6(e)]

11. Questionnaire and Insurance Information [8]

12. Responses to Questionnaire [8(a)]

13. Personnel Headcount Activity [9]

                            LIST OF OMITTED SCHEDULES

14. Mellon Bank Statement of Account for the period April 30, 1998 to May 29, 1998 (Account Number 2-703-791)

15. Mellon Bank Statement of Account for the period April 30, 1998 to May 29, 1998 (Account Number 2-953-131)

16. Merrill Lynch Bank Statement of Account for the period May 1, 1998 to May 29, 1998 (Account Number 64A-07644)

17. Great Western Bank Statement of Account for the period May 1, 1998 to May 31, 1998 (Account Number 446-818297-7)

18. NationsBank Statement of Account for the period May 1, 1998 to May 31, 1998 (Account Number 010-333-0164)

19. Huntington National Bank Statement of Account for the period May 1, 1998 to May 31, 1998 (Account Number 1603427364)

20. SunTrust Bank Statement of Account for the period May 1, 1998 to May 31, 1998 (Account Number 0288008734682)

21. SunTrust Bank Statement of Account for the period May 1, 1998 to May 31, 1998 (Account Number 0710629932410)

22. SunTrust Bank Statement of Account for the period May 1, 1998 to May 31, 1998 (Account Number 0526001124765)

23. Correspondence from Automatic Data Processing confirming electronic debits of payroll tax deposits


                                  Page 2 of 2